CONFIDENTIAL






                           LB-UBS COMMERCIAL MORTGAGE
                                  TRUST 2003-C1
                        COMMERCIAL MORTGAGE PASS-THROUGH
                          CERTIFICATES, SERIES 2003-C1


                          INITIAL MORTGAGE POOL BALANCE
                           APPROXIMATELY $1.37 BILLION









LEHMAN BROTHERS                                        [LOGO OMITTED]UBS WARBURG

--------------------------------------------------------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERCEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT. THIS MATERIAL SHOULD NOT BE COPIED OR DISSEMINATED TO ANY OTHER PARTIES.

--------------------------------------------------------------------------------
LEHMAN BROTHERS                                        [LOGO OMITTED]UBS Warburg

TABLE OF CONTENTS
--------------------------------------------------------------------------------

I.      Transaction Highlights

II.     Structural Highlights

III.    Collateral Pool Highlights

IV.     Significant Mortgage Loans

V.      Summary Points

VI.     Investor Reporting

VII.    Timeline




--------------------------------------------------------------------------------
LEHMAN BROTHERS                                        [LOGO OMITTED]UBS WARBURG

--------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS

TRANSACTION HIGHLIGHTS
--------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS


Initial Mortgage Pool Balance:             Approximately $1.37 billion

Public Certificates:                       Approximately $1.06 billion

Private Certificates(1):                   Approximately $311.6 million

Co-Lead Manager/Sole Book Runner:          Lehman Brothers Inc.

Co-Lead Manager:                           UBS Warburg LLC

Rating Agencies:                           Standard & Poor's, a division of
                                           The McGraw-Hill Companies, Inc.
                                           ("S&P") and Fitch, Inc. ("Fitch")

Trustee:                                   LaSalle Bank National Association

Fiscal Agent:                              ABN AMRO Bank N.V.

Master Servicer:                           Wachovia Bank, National Association

Special Servicer:                          Lennar Partners, Inc.



---------------------------
1.    Not offered.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                        1               [LOGO OMITTED]UBS WARBURG

TRANSACTION HIGHLIGHTS
--------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS


Cut-Off Date:                                March 11, 2003

Determination Date:                          11th day of each month or if such
                                             day is not a business day, then the
                                             following business day

Distribution Date:                           4th business day after the
                                             Determination Date of each month,
                                             commencing in April 2003

Eligible for Underwriters' Prohibited
Transaction Exemption for ERISA Purposes
(Public Certificates):                       Classes A-1, A-2, A-3, A-4, B, C,
                                             D, E, F and G

SMMEA Eligible:                              Classes A-1, A-2, A-3, A-4, B, C
                                             and D

DTC (Public Certificates):                   Classes A-1, A-2, A-3, A-4, B, C,
                                             D, E, F and G

Bloomberg:                                   Cash flows will be modeled on
                                             Bloomberg

Denominations:

                Class                                    Minimum Denomination(1)
----------------------------------------                 -----------------------
 A-1, A-2, A-3, A-4, B, C, D, E, F and G                            $10,000


Lehman Brothers CMBS Index:                  All classes will be included in the
                                             Lehman Brothers CMBS Index







---------------------------
1.    Increments $1 thereafter.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                        2               [LOGO OMITTED]UBS WARBURG

--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS
CERTIFICATES




                 LOAN GROUP 1                      LOAN GROUP 2
           $1.17 billion Commercial         $202.1 million Multifamily
                   Loans(1)                          Loans(2)



                         100%                       100%


                          Class A-1(3)
                          Class A-2(3)     Class A-1b(4)
                          Class A-3(3)
                          Class A-4(3)
                                  Class B
                                  Class C
                                  Class D
                                  Class E
                                  Class F
                                  Class G



---------------------------
1.      Includes the Pennmark Loan, which is secured by a multifamily property.
2.      Excludes the Pennmark Loan.
3. 100% of all scheduled and unscheduled payments received with respect to the Mortgage Loans constituting Loan Group 1 will be applied to make distributions to the Class A-1, A-2, A-3 and A-4 certificates prior to being applied to making any distributions of principal to the A-1b certificates, unless and until Classes B through U have all been reduced to zero, in which case the A Classes will be pro rata.
4. 100% of all scheduled and unscheduled payments received with respect to the Mortgage Loans constituting Loan Group 2 will be applied to make distributions to the A-1b certificates prior to being applied to making any distributions of principal to the A-1, A-2, A-3 and A-4 certificates, unless and until Classes B through U have all been reduced to zero, in which case the A Classes will be pro rata.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                         3              [LOGO OMITTED]UBS WARBURG

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS
CERTIFICATES


                                Class X-CP(3)(4)
                                  Class X-CL(3)

                              Certificates Offered

                               Class A-1b(2)
                               Class A-1 (1)
                               Class A-2 (1)
                               Class A-3 (1)
                               Class A-4 (1)
                                           Class B
                                           Class C
                                           Class D
                                           Class E
                                           Class F
                                           Class G

                           Private, 144A Certificates



                                           Class H
                                           Class J
                                           Class K
                                           Class L
                                           Class M
                                           Class N
                                           Class P
                                           Class Q
                                           Class S
                                           Class T
                                           Class U

---------------------------
1. 100% of all scheduled and unscheduled payments received with respect to the mortgage loans constituting Loan Group 1 will be applied to make distributions to the Class A-1, A-2, A-3 and A-4 certificates prior to being applied to making any distributions of principal to the A-1b certificates, unless and until Classes B through U have all been reduced to zero, in which case the A Classes will be pro rata.
2. 100% of all scheduled and unscheduled payments received with respect to the mortgage loans constituting Loan Group 2 will be applied to make distributions to the Class A-1b certificates prior to being applied to making any distributions of principal to the A-1, A-2, A-3 and A-4 certificates, unless and until Classes B through U have all been reduced to zero, in which case the A Classes will be pro rata. The Class A-1b certificates will be privately placed and are not offered as part of the public offering.
3. The Class X-CL and X-CP certificates have the rights to certain excess interest from the underlying mortgage loans. The Class X-CL and X-CP certificates will be privately placed and are not offered as part of the public offering.
4. Initial notional amount of Class X-CP through March 2005 is as set forth herein. The Class X-CP notional balance will decrease thereafter until March 2010 when the class retires.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                         4              [LOGO OMITTED]UBS WARBURG

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

BOND STRUCTURE
o  Sequential pay structure(1)
o Interest and principal are paid to senior classes before subsequent classes receive interest and principal(1)
o  Credit enhancement for each class will be provided by the subordinate classes
o Losses allocated in reverse sequential order starting with the non-rated principal balance class (Class U)

-----------------------------------------------------------------------------------------
                                                                             CREDIT
     CLASS          ORIGINAL FACE AMOUNT($)     RATINGS (S&P/FITCH)         SUPPORT
-----------------------------------------------------------------------------------------
    A-1(2)            $108,000,000                    AAA/AAA                17.375%
-----------------------------------------------------------------------------------------
     A-1b              202,112,000                    AAA/AAA                17.375%
-----------------------------------------------------------------------------------------
    A-2(2)             168,000,000                    AAA/AAA                17.375%
-----------------------------------------------------------------------------------------
    A-3(2)             130,000,000                    AAA/AAA                17.375%
-----------------------------------------------------------------------------------------
    A-4(2)             522,254,000                    AAA/AAA                17.375%
-----------------------------------------------------------------------------------------
     B(2)               23,941,000                     AA+/AA+                15.625%
-----------------------------------------------------------------------------------------
     C(2)               25,651,000                     AA/AA                 13.750%
-----------------------------------------------------------------------------------------
     D(2)               20,521,000                    AA-/AA-                12.250%
-----------------------------------------------------------------------------------------
     E(2)               18,811,000                     A+/A+                 10.875%
-----------------------------------------------------------------------------------------
     F(2)               18,811,000                      A/A                   9.500%
-----------------------------------------------------------------------------------------
     G(2)               20,521,000                     A-/A-                  8.000%
-----------------------------------------------------------------------------------------
       H                18,811,000                   BBB+/BBB+                6.625%
-----------------------------------------------------------------------------------------
       J                13,681,000                    BBB/BBB                 5.625%
-----------------------------------------------------------------------------------------
       K                10,260,000                   BBB-/BBB-                4.875%
-----------------------------------------------------------------------------------------
       L                18,811,000                    BB+/BB+                 3.500%
-----------------------------------------------------------------------------------------
       M                 6,840,000                     BB/BB                  3.000%
-----------------------------------------------------------------------------------------
       N                 6,841,000                    BB-/BB-                 2.500%
-----------------------------------------------------------------------------------------
       P                10,260,000                     B+/B+                  1.750%
-----------------------------------------------------------------------------------------
       Q                 5,130,000                      B/B                   1.375%
-----------------------------------------------------------------------------------------
       S                 5,131,000                     B-/B-                  1.000%
-----------------------------------------------------------------------------------------
       T                 3,420,000                    CCC/CCC                 0.750%
-----------------------------------------------------------------------------------------
       U                10,260,825                       NR                   N/A
-----------------------------------------------------------------------------------------
     X-CL            1,368,067,825(5)(6)              AAA/AAA                 N/A
-----------------------------------------------------------------------------------------
     X-CP            1,233,664,000(5)(6)              AAA/AAA                 N/A
-----------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
                                           WTD. AVG. LIFE
     CLASS          DESCRIPTION              (YEARS)(3)         PRINCIPAL WINDOW(3)
------------------------------------------------------------------------------------
    A-1(2)          Fixed Rate                   3.32            04/03-01/08
------------------------------------------------------------------------------------
     A-1b           Fixed Rate                   6.54            04/03-02/13
------------------------------------------------------------------------------------
    A-2(2)          Fixed Rate                   4.99            01/08-01/09
------------------------------------------------------------------------------------
    A-3(2)          Fixed Rate                   8.44            01/09-12/12
------------------------------------------------------------------------------------
    A-4(2)          Fixed Rate                   9.79            12/12-02/13
------------------------------------------------------------------------------------
     B(2)           Fixed Rate(4)                 9.90            02/13-02/13
------------------------------------------------------------------------------------
     C(2)          Fixed Rate(4)                 9.90            02/13-02/13
------------------------------------------------------------------------------------
     D(2)          Fixed Rate(4)                 9.90            02/13-02/13
------------------------------------------------------------------------------------
     E(2)          Fixed Rate(4)                 9.90            02/13-02/13
------------------------------------------------------------------------------------
     F(2)          Fixed Rate(4)                 9.90            02/13-02/13
------------------------------------------------------------------------------------
     G(2)          Fixed Rate(4)                 9.90            02/13-02/13
------------------------------------------------------------------------------------
       H           Fixed Rate(4)                 9.93            02/13-03/13
------------------------------------------------------------------------------------
       J           Fixed Rate(4)                 9.99            03/13-03/13
------------------------------------------------------------------------------------
       K           Fixed Rate(4)                 9.99            03/13-03/13
------------------------------------------------------------------------------------
       L           Fixed Rate(4)                 9.99            03/13-03/13
------------------------------------------------------------------------------------
       M           Fixed Rate(4)                 9.99            03/13-03/13
------------------------------------------------------------------------------------
       N           Fixed Rate(4)                 9.99            03/13-03/13
------------------------------------------------------------------------------------
       P           Fixed Rate(4)                12.78             03/13-12/17
------------------------------------------------------------------------------------
       Q           Fixed Rate(4)                14.74             12/17-12/17
------------------------------------------------------------------------------------
       S           Fixed Rate(4)                14.74             12/17-12/17
------------------------------------------------------------------------------------
       T           Fixed Rate(4)                14.74             12/17-12/17
------------------------------------------------------------------------------------
       U           Fixed Rate(4)                15.36             12/17-08/21
------------------------------------------------------------------------------------
     X-CL           Variable IO(6)               8.22(7)           04/03-08/21(8)
------------------------------------------------------------------------------------
     X-CP           Variable IO(6)               5.55(7)            03/05-03/10(8)
------------------------------------------------------------------------------------

---------------------------
1. Except that Class A-1, Class A-1b, Class A-2, Class A-3, Class A-4, Class X-CL and Class X-CP receive interest on a pro-rata basis.
2.      Certificates Offered.
3. Calculated, assuming among other things, 0% CPR, no defaults or losses and that ARD loans mature and pay off on their respective anticipated repayment dates.
4. For any distribution date, if the weighted average of certain net interest rates on the underlying mortgage loans is less than the rate specified as the initial coupon for such class, then the pass-through rate for that class of certificates on that distribution date will equal such weighted average net interest rate.
5.      Represents the notional amount.
6. Class X-CL and X-CP certificates have rights to the certain excess interest on all underlying mortgage loans.
7. Represents the weighted average life of each dollar reduction in notional amount.
8.      Represents period over which the notional amount will be reduced to zero.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                         5              [LOGO OMITTED]UBS WARBURG

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS
CALL PROTECTION


=============================================================================================================
                                                                                         STATISTICAL DATA(1)
=============================================================================================================
Total Loans With Initial Lock-Out                                                                100.0%
-------------------------------------------------------------------------------------------------------------
Loans With Initial Lock-Out & Defeasance Thereafter                                               96.6%(2)
-------------------------------------------------------------------------------------------------------------
Loans With Initial Lock-Out & Yield Maintenance & Fixed Penalty Thereafter                         3.0%(2)
-------------------------------------------------------------------------------------------------------------
Loans With Initial Lock-Out & Yield Maintenance Thereafter                                         0.4%(2)
-------------------------------------------------------------------------------------------------------------
Weighted Average Remaining Lock-Out(3)                                                           100.6 months
-------------------------------------------------------------------------------------------------------------
Weighted Average Open Period                                                                       2.7 months
=============================================================================================================

---------------------------
1.      As of the Cut-Off Date.
2.      Percent of initial mortgage pool balance.
3. Remaining Lock-Out is the total of Remaining Lock-Out Months and Defeasance Period, if applicable.

===================================================================================================================
                                                                                        % OF INITIAL MORTGAGE POOL
OPEN PREPAYMENT PERIOD AT END OF LOAN           NUMBER OF LOANS                                     BALANCE
===================================================================================================================
                NONE                                   25                                            11.2%
-------------------------------------------------------------------------------------------------------------------
             1 MONTH                                   22                                            12.7%
-------------------------------------------------------------------------------------------------------------------
             2 MONTHS                                   9                                             9.1%
-------------------------------------------------------------------------------------------------------------------
             3 MONTHS                                  54                                            53.5%
-------------------------------------------------------------------------------------------------------------------
             6 MONTHS                                   1                                            13.5%
-------------------------------------------------------------------------------------------------------------------
              TOTAL:                                  111                                           100.0%
===================================================================================================================

--------------------------------------------------------------------------------
LEHMAN BROTHERS                         6              [LOGO OMITTED]UBS WARBURG

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS
PREPAYMENT PREMIUMS(1)

 ==============================================================================================
  PREPAYMENT PREMIUM      03/03       03/04       03/05       03/06       03/07       03/08
 ----------------------------------------------------------------------------------------------
     LOCK-OUT/DEF.        100.0%      100.0%      100.0%       96.6%       96.6%       95.9%
 ----------------------------------------------------------------------------------------------

     YIELD MAINT.            -           -           -          3.4%        3.4%        4.1%
 ==============================================================================================

       SUB-TOTAL          100.0%      100.0%      100.0%      100.0%      100.0%      100.0%
 ==============================================================================================

 ==============================================================================================
         1.5%               -           -           -           -           -           -
 ----------------------------------------------------------------------------------------------
         1.0%               -           -           -           -           -           -
 ----------------------------------------------------------------------------------------------
         0.5%               -           -           -           -           -           -
 ----------------------------------------------------------------------------------------------
         OPEN               -           -           -           -           -           -
 ==============================================================================================
         TOTAL             100.0%      100.0%      100.0%      100.0%      100.0%      100.0%
 ==============================================================================================


 ==============================================================================================
  PREPAYMENT PREMIUM      03/09       03/10       03/11       03/12       03/13       03/14
 ----------------------------------------------------------------------------------------------
     LOCK-OUT/DEF.         95.9%       95.7%       95.7%       95.7%      100.0%      100.0%
 ----------------------------------------------------------------------------------------------

     YIELD MAINT.           4.1%        4.3%        4.3%        0.3%         -           -
 ==============================================================================================

       SUB-TOTAL          100.0%      100.0%      100.0%       95.9%      100.0%      100.0%
 ==============================================================================================

 ==============================================================================================
         1.5%              -            -           -           -           -           -
 ----------------------------------------------------------------------------------------------
         1.0%              -            -           -          4.1%         -           -
 ----------------------------------------------------------------------------------------------
         0.5%              -            -           -           -           -           -
 ----------------------------------------------------------------------------------------------
         OPEN              -            -           -           -           -           -
 ==============================================================================================
         TOTAL             100.0%      100.0%      100.0%      100.0%      100.0%      100.0%
 ==============================================================================================

---------------------------
1. Each percentage represents percentage of then outstanding balance of mortgage loan pool as of the date shown, assuming no prepayments or defaults and that ARD loans mature and pay off on their respective anticipated repayment dates.

--------------------------------------------------------------------------------
LEHMAN BROTHERS                         7              [LOGO OMITTED]UBS WARBURG

--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

o The pool includes five mortgage loans (representing 36.2% of the initial mortgage pool balance) which S&P and Fitch have confirmed that, in the context of their inclusion in the securitization trust, have credit characteristics that are consistent with obligations rated investment grade (the "Investment Grade Loans").

o   Summary of the pool composition is as follows:


==============================================================================================================
                                                             TOTAL PRINCIPAL BALANCE         % OF TOTAL
                                   NUMBER OF LOANS             AS OF CUT-OFF DATE           MORTGAGE POOL
==============================================================================================================
Investment Grade Loans                     5                           $495,163,752            36.2%
--------------------------------------------------------------------------------------------------------------
Conduit Loans                            106                            872,904,073            63.8%
==============================================================================================================
TOTAL:                                   111                         $1,368,067,826           100.0%
==============================================================================================================



--------------------------------------------------------------------------------
LEHMAN BROTHERS                         8              [LOGO OMITTED]UBS WARBURG

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS
MORTGAGE LOAN SELLERS

o Sponsors of properties securing loans in the LB-UBS 2003-C1 transaction include the following:
    -   General Growth Properties/ New York State Common Retirement Fund
    -   Developers Diversified Realty Corporation/ Coventry Real Estate Partners
    -   Mills Corporation
    -   W.P. Carey & Co.
    -   CBL & Associates Properties, Inc.
    -   Investcorp, LLC
    -   Acadia Realty Trust

o   Conduit Origination Program
    - Underwritten NCF either verified on conduit loans subject to a variance of 2.5% or re-underwritten by third party service providers (i.e., by a "Big Four" accounting firm).
    - Sponsor/principal due diligence performed for all loans using a combination of either Lexis/Nexis, bank references, Equifax, TRW reports, litigation searches or other types of credit history and background checks.
    - Appraisals are prepared in accordance with USPAP standards by approved vendors and substantially all are prepared in accordance with FIRREA.
    -   Substantially all borrowers are single asset entities
    -   Non-consolidation opinions
        o Delivered for substantially all loans with principal balances greater than $15 million
    - Cash management systems affecting approximately 97.0% of the initial mortgage pool balance
        o   Hard lockbox - 43.2% of the initial mortgage pool balance(1)
        o   Springing lockbox - 53.8% of the initial mortgage pool balance


---------------------------
1. Includes hard lockboxes under lender control that are subject to daily or weekly sweeps to accounts controlled by the borrower unless there is the occurrence of certain trigger events and certain multifamily, mobile home park and hospitality properties where the property manager is required to deposit rents into a hard lockbox.


--------------------------------------------------------------------------------
LEHMAN BROTHERS                         9              [LOGO OMITTED]UBS WARBURG

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS
FUNDED ESCROWS




===============================================================================
        ESCROW TYPE(1)             % OF POOL WITH FUNDED ESCROW(2)
===============================================================================
Replacement Reserves                            98.9%
-------------------------------------------------------------------------------
Taxes                                           98.9%
-------------------------------------------------------------------------------
Insurance(3)                                    94.2%
-------------------------------------------------------------------------------
TI & LC (Industrial)                           100.0%
-------------------------------------------------------------------------------
TI & LC (Office)                               100.0%
-------------------------------------------------------------------------------
TI & LC (Retail)                                78.6%
===============================================================================







---------------------------
1. Escrows are in the form of either up-front reserves, periodic cash deposits or letters of credit. Escrows will be collected upon occurrence of certain trigger events with respect to the Stonebriar Centre Loan, the Westmoreland Mall Loan, the Candler Tower Loan, the Riverside Square Loan, and the Walgreens - Bixby Loan.
2. As of the Cut-Off Date; excludes the Investment Grade Loans except for the Brandywine Town Center loan.
3. In instances where there are no insurance escrows, certain creditworthy tenants are permitted to maintain insurance or self-insure.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                         10             [LOGO OMITTED]UBS WARBURG

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS



--------------------------------------------------------------------------------
               GENERAL POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
Size of Pool                                                     $1,368,067,826
--------------------------------------------------------------------------------
                                                                  Lehman: 52.0%
Contributor of Collateral                                            UBS: 48.0%
--------------------------------------------------------------------------------
Number of Loans                                                          111
--------------------------------------------------------------------------------
Weighted Average Gross Coupon                                            5.741%
--------------------------------------------------------------------------------
Weighted Average Original Term to Maturity(1)                        109 Months
--------------------------------------------------------------------------------
Weighted Average Remaining Term to Maturity(1)                       106 Months
--------------------------------------------------------------------------------
Average Balance                                                     $12,324,935
--------------------------------------------------------------------------------
Average Conduit Balance (excluding the Investment Grade Loans)       $8,234,944
--------------------------------------------------------------------------------
Largest Loan                                                       $184,358,064
--------------------------------------------------------------------------------
Largest Conduit Loan                                                $65,000,000
--------------------------------------------------------------------------------
WA U/W DSCR(2)                                                            1.65x
--------------------------------------------------------------------------------
WA LTV(2)                                                                 68.6%
--------------------------------------------------------------------------------
WA LTV at Maturity/ARD(1)(2)(3)                                           58.6%
--------------------------------------------------------------------------------
Geographic Diversity                                                  30 States
--------------------------------------------------------------------------------
Balloon and/or ARD Loans(1)(4)                                            99.3%
--------------------------------------------------------------------------------
Fully Amortizing Loans                                                     0.7%
--------------------------------------------------------------------------------

---------------------------
1. Assumes ARD loans are paid in full on their respective anticipated repayment dates.
2. Credit characteristics excluding the Investment Grade Loans are as follows: WA U/W DSCR: 1.45x; WA LTV: 74.8%; WA LTV at Maturity/ARD:
        64.1%.
3.      Includes three fully amortizing Rite Aid loans.
4.      Includes Interest Only loans.

--------------------------------------------------------------------------------
LEHMAN BROTHERS                        11              [LOGO OMITTED]UBS WARBURG

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS
PROPERTY TYPE

o   Heavily concentrated in lower risk asset classes and Investment Grade Loans:
    - Regional Mall, Office, Anchored Retail, Industrial/Warehouse, Multifamily(1) and Investment Grade properties comprise 91.7% of the initial mortgage pool balance.
    - Investment Grade Loans comprise approximately 36.2% of the initial mortgage pool balance.


--------------------------------------------------------------------------------
                                 PROPERTY TYPE
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]
OFFICE                      REGIONAL MALL               MULTIFAMILY(1)
26.1%                       24.4%                       22.9%
(23.7% INVESTMENT GRADE)    (80.6% INVESTMENT GRADE)    (35.5% INVESTMENT GRADE)



ANCHORED RETAIL             UNANCHORED RETAIL           HOTEL
17.0%                       4.8%                        2.5%
(12.9% INVESTMENT GRADE)


INDUSTRIAL/WAREHOUSE       OTHER RETAIL                SELF STORAGE
1.2%                       0.7%                        0.3%





---------------------------
1. Multifamily component includes mobile home park properties representing 2.2% of the aggregate pool.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                        12              [LOGO OMITTED]UBS WARBURG

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS
GEOGRAPHIC DIVERSITY

o   The loans are secured by properties located in 30 states.
o Only two states are home to more than 10% (by principal balance) of the Mortgaged Properties (Texas 20.7% and New York 19.8%).
    - 72.2% of the properties in New York secure mortgage loans that have credit characteristics consistent with obligations rated investment grade by S&P and Fitch.
    - 65.2% of the properties in Texas secure mortgage loans that have credit characteristics consistent with obligations rated investment grade by S&P and Fitch.

--------------------------------------------------------------------------------
                               STATE DISTRIBUTION
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
OTHER(1)          TX                               NY
23.2%             20.7%                            19.8%
                  (65.2% INVESTMENT GRADE)         (72.2% INVESTMENT GRADE)


CA                MD                               PA
8.7%              7.7%                             7.1%
                                                   (87.2% INVESTMENT GRADE)

NJ                VA                               NV
6.4%              3.4%                             3.1%



---------------------------
1.      No other state represents more than 3.1% of the Initial Pool Balance.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                        13              [LOGO OMITTED]UBS WARBURG

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS
CUT-OFF DATE LOAN SIZE DIVERSITY

o   111 mortgage loans.
o Average loan size: $12,324,935 ($8,234,944 excluding the Investment Grade Loans).
o The largest loan comprises 13.5% of the initial mortgage pool balance (4.8% excluding the Investment Grade Loans).


--------------------------------------------------------------------------------
                      CUT-OFF DATE LOAN SIZE DISTRIBUTION
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

# of loans      10           52         18        9          13           3          1          1          2             2
$ MILLIONS  less than $2   $2-$6      $6-$10   $10-$14    $14-$25     $25-$40     $40-$60    $60-$80    $80-$100  greater than $100
% OF POOLS      1.1%       13.5%       9.6%      7.7%      18.5%        7.3%        3.5%       4.8%       12.4%         21.6%





--------------------------------------------------------------------------------
LEHMAN BROTHERS                        14              [LOGO OMITTED]UBS WARBURG

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS
UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

o   Strong weighted average underwritten debt service coverage ratio of 1.65x.

--------------------------------------------------------------------------------
                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIO
--------------------------------------------------------------------------------
PROPERTY TYPE                  % OF POOL      WA DSCR         MIN-MAX DSCR
--------------------------------------------------------------------------------
RETAIL                            47.0%         1.74x         1.00x-3.01x(2)
     Regional Mall                24.4          1.87          1.38-2.07
     Anchored Retail              17.0          1.62          1.21-3.01
     Unanchored Retail             4.8          1.62          1.37-1.93
     Other Retail                  0.7          1.00          1.00-1.00(2)
OFFICE                            26.1          1.54          1.25-2.17
MULTIFAMILY(1)                    22.9          1.62          1.29-1.93
HOTEL                              2.5          1.61          1.55-1.64
INDUSTRIAL/WAREHOUSE               1.2          1.46          1.32-1.56
SELF STORAGE                       0.3          1.35          1.35-1.35
--------------------------------------------------------------------------------
     TOTAL                     100.00%         1.65x          1.00x-3.01x(2)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

# of loans            3                10             30            27             18             15                8
DSCR         less than 1.20x(2)   1.20x-1.29x    1.30x-1.39x   1.40x-1.49x     1.50x-1.59x   1.60x-1.79x   greater or equal to 1.80x
% OF POOLS           0.7%            13.0%          16.1%          15.3%            6.4%         17.4%              31.0%

---------------------------
1. Multifamily component includes mobile home park properties representing 2.2% of the aggregate pool.
2.      Includes three fully amortizing Rite Aid loans.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                        15              [LOGO OMITTED]UBS WARBURG

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS
CUT-OFF DATE LOAN TO VALUE RATIO

o   Weighted average loan to value of 68.6%.
o   Weighted average loan to value at maturity or ARD(1)(2) of 58.6%.


--------------------------------------------------------------------------------
                      CUT-OFF DATE LOAN TO VALUE RATIO(1)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


# of loans         1               6             12             14                25             50                    3
LTV           50.1%-55.0%     55.1%-60.0%    60.1%-65.0%    65.1%-70.0%       70.1%-75.0%     75.1%-80.0%    greater than 80.0%(2)
% OF POOLS        8.1%           21.8%           13.3%        4.1%                14.5%          37.5%               0.7%







---------------------------
1.      Assumes ARD loans are paid in full on their anticipated repayment dates.
2.      Includes three fully amortizing Rite Aid Loans.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                        16              [LOGO OMITTED]UBS WARBURG

--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS
INVESTMENT GRADE LOANS

====================================================================================================================================
                                                       INVESTMENT GRADE LOANS
------------------------------------------------------------------------------------------------------------------------------------
                                                                     % OF INITIAL
     NAME                     PROPERTY TYPE         CUT-OFF DATE     MORTGAGE POOL     U/W DSCR(1)      LTV(2)        S&P/FITCH(3)
                                                        BALANCE         BALANCE
------------------------------------------------------------------------------------------------------------------------------------
Stonebriar Centre              Regional Mall         $184,358,064        13.5%            2.07x         57.3%            A-/A
------------------------------------------------------------------------------------------------------------------------------------
Pennmark                        Multifamily           111,000,000         8.1             1.69          53.1            BBB/BBB
------------------------------------------------------------------------------------------------------------------------------------
Westmoreland Mall              Regional Mall           85,000,000         6.2             1.83          63.4             A-/A-
------------------------------------------------------------------------------------------------------------------------------------
Candler Tower                      Office              84,805,688         6.2             2.17          57.3             A-/A
------------------------------------------------------------------------------------------------------------------------------------
Brandywine Town Center        Anchored Retail          30,000,000         2.2             3.01          61.2             BBB/A
====================================================================================================================================
TOTALS/WTD. AVG.:                   ----             $495,163,752        36.2%            2.02X         57.6%             ---
====================================================================================================================================


---------------------------
o       Calculated based on underwritten net cash flow and actual debt service constant.
o       Calculated based on Cut-Off Date Balance and related appraised value.
o S&P and Fitch have confirmed to us that any ratings in this column reflect an assessment by each rating agency that, in the context of the subject Mortgage Loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                        17              [LOGO OMITTED]UBS WARBURG

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS
STONEBRIAR CENTRE

Cut-Off Date Balance:                   $184,358,064

Interest Rate:                          5.225%

Anticipated Repayment Date ("ARD"):     12/11/12

Maturity Date:                          12/11/32

Term to ARD:                            10 years

Amortization:                           30 years

Sponsor: GGP/ Homart II, an entity equally owned by General Growth Properties and the New York State Common Retirement Fund

Property:                               1,653,278(1) square foot, fully enclosed
                                        two-level regional mall

Location:                               Frisco, Texas

Year Built:                             2000

2002 In-Line Sales/ SF(2):              $380

2002 In-Line Cost of Occupancy(3):      13.3%

Anchors(4):                             Macy's (209,947 square feet; credit
                                        rating of BBB+/Baa1/NR), Foley's
                                        (200,544 square feet, credit rating of
                                        A+/A2/NR), JC Penney (162,347 square
                                        feet, credit rating of BBB-/Ba3/BB),
                                        Sears (162,018 square feet, credit
                                        rating of A/Baa1/A-) and Nordstrom
                                        (134,150 square feet, credit rating of
                                        A-/Baa1/NR)

2001 Anchor Sales(5):                   Macy's $20.7 million; Foley's
                                        $30.8 million; JC Penney $23.9 million;
                                        Sears $38 million; Nordstrom $24.9
                                        million

---------------------------
1.      Collateral square feet is 694,322 square feet.
2.      As of trailing twelve months ending December 2002.
3.      As of trailing twelve months ending August 2002.
4. Credit ratings for anchors are by S&P, Moody's and Fitch, respectively, and may reflect the rating of the parent if individual department store company is not rated.
5.      Anchor sales for 2001 on aggregate sales basis as reported by the
        Borrower.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                        18              [LOGO OMITTED]UBS WARBURG

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS
STONEBRIAR CENTRE

Top Five Major & In-Line Tenants:      Tenant                     Square Feet        Lease End Date
                                       ------                     -----------        --------------
                                       Gap                           21,317               01/31/2006
                                       Banana Republic               10,862               01/31/2006
                                       Pottery Barn                  10,580               01/31/2013
                                       The Cheesecake Factory        10,567               01/31/2016
                                       Z Gallerie                    10,261               01/31/2011

Overall  Occupancy(1):                 98.9%

Appraised Value(2):                    $322,000,000

LTV(3):                                57.3%

U/W DSCR(4):                           2.07x

Reserves:                              Monthly reserves for taxes;  monthly  insurance  reserves if Sponsor no longer maintains blanket insurance policy; springing replacement/rollover reserve.

Lockbox:                               Springing

Prepayment:                            Defeasance  beginning two years after  securitization.  Prepayment  without  penalty  allowed starting six months prior to ARD.



---------------------------
1.      As of January 31, 2003.
2.      Based on appraisal dated as of December 3, 2002.
3.      As of the Cut-Off Date.
4. Calculated based on underwritten net cash flow of $25,267,870 and actual debt constant of 6.608%.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                        19              [LOGO OMITTED]UBS WARBURG

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS
PENNMARK

Cut-Off Date Balance:                   $111,000,000

Interest Rate:                          5.590%

Maturity Date:                          3/11/08

Term to Maturity:                       5 years, 1 month

Amortization:                           23 years(1)

Sponsor:                                Jules Demchick, Harry Feldman, and
                                        David H. Feinberg

Property:                               35-story  building  comprised of 333
                                        luxury apartments as well as a 100,000
                                        square foot,  14-screen Loews Cineplex,
                                        a 250 space parking garage, 40,854
                                        square feet of office space and 64,817
                                        square feet of commercial/retail space.

Location:                               New York, New York

Year Built:                             2000

Occupancy(2):                           95.2%




---------------------------
1.      Interest only for 24 months
2.      As of January 9, 2003 for the residential space.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                        20              [LOGO OMITTED]UBS WARBURG

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS
PENNMARK

Appraised Value(1):                     $209,000,000

LTV(2):                                 53.1%

U/W DSCR(3):                            1.69x

Reserves:                               On-going for taxes, insurance, TI/LC's
                                        and replacement reserves.

Lockbox:                                Hard

Prepayment:                             Defeasance beginning two years after
                                        securitization. Prepayment without
                                        penalty allowed starting three months
                                        prior to Maturity Date.

Mezzanine Debt:                         $35 million mezzanine financing which is
                                        co-terminus with the first mortgage and
                                        is subject to an intercreditor agreement which complies with rating agency guidelines.

Additional Collateral:                  Borrower has posted a $9 million letter
                                        of credit as additional collateral for
                                        the loan, which may be reduced for
                                        TI/LC's and used for additional credit
                                        enhancement.


---------------------------
1.      Based on stabilized appraised value as of January 1, 2004.
2.      As of the Cut-Off Date.
3. Calculated based on 2003/2004 underwritten net cash flow of $14,507,641 and actual debt constant of 7.735%.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                        21              [LOGO OMITTED]UBS WARBURG

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS
WESTMORELAND MALL

Cut-Off Date Balance:                   $85,000,000

Interest Rate:                          5.050%

Maturity Date:                          3/11/13

Term to Maturity:                       10 years

Amortization:                           25 years

Sponsor:                                CBL & Associates Limited Partnership

Property:                               1,275,742 square foot regional mall and
                                        shopping center

Location:                               Greensburg, Pennsylvania

Year Built:                             1977; renovated 1994

In-Line Sales/ SF(1):                   $350

2002 In-Line Cost of Occupancy(2):      11.2%

Anchors(3):                             Sears (200,071 square feet; credit
                                        rating of A-/Baa1/BBB+), Kaufmann's
                                        (192,711 square feet; credit rating of
                                        A/A2/NR), JC Penney (126,994 square
                                        feet; credit rating of BBB-/Ba3/BB), The
                                        Bon Ton (99,800 square feet; NR)

2001 Anchor Sales(4):                   Kaufmann's $50.0 million; Sears $35.5
                                        million; JCPenney $19.1 million; The Bon
                                        Ton $11.0 million


---------------------------
1. Based on 2002 projection, which includes actual sales figures through September 2002.
2. Based on 2002 projection, which includes actual cost and sales figures through September 2002.
3. Credit ratings are by S&P, Moody's and Fitch, respectively, and may reflect the rating of the parent if tenant company is not rated.
4. As of December 31, 2001. Sales data are estimates provided by Borrower, as the anchors are not required to report sales information. JCPenney is not part of the collateral. The buildings for Sears, the Bon Ton and 168,341 square feet of Kaufmann's are owned by the respective anchor tenant.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                        22              [LOGO OMITTED]UBS WARBURG

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS
WESTMORELAND MALL

Overall  Occupancy(3):                  94.4%

Appraised Value(1):                     $134,000,000

LTV(2):                                 63.4%

U/W DSCR(3):                            1.83x

Reserves:                               Monthly tax and insurance escrow. If the
                                        DSCR falls below 1.25x, monthly reserves for capital expenditures and TI/LC's will be reserved based on $1.00 per square foot on all collateral square feet.

Lockbox:                                Hard

Prepayment:                             Defeasance beginning two years after
                                        securitization. Prepayment without
                                        penalty allowed starting two months
                                        prior to Maturity Date.

Additional Collateral:                  Borrower has posted two letters of
                                        credit in the amounts of $5.5 million
                                        and $2.2 million as additional
                                        collateral for the loan.


---------------------------
1.      Based on stabilized appraised value as of December 31, 2003.
2.      As of the Cut-Off Date.
3. Calculated based on 2003/2004 occupancy and underwritten net cash flow of $10,995,361 and an actual debt constant of 7.050%.

--------------------------------------------------------------------------------
LEHMAN BROTHERS                        23              [LOGO OMITTED]UBS WARBURG

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS
CANDLER TOWER

Cut-Off Date Balance:                   $84,805,688

Interest Rate:                          5.520%

Maturity Date:                          1/11/2013

Term to Maturity:                       10 years

Amortization:                           30 years, 4 months

Sponsor: Corporate Property Associates 15 Inc., a publicly held real estate investment trust created and managed by W.P. Carey

Property:                               24-story Class A office building with
                                        approximately 227,685 square feet of net rentable area including 27,041 square of retail space.

Location:                               New York, New York

Year Built:                             1912; renovated from 1993-2002

Occupancy(1):                           100.0%

Major Tenants(2):

                                                                                Approx. % of          Lease             Ratings
                                        Tenant                Square Feet         Base Rent        End Date        S&P/Moody's/Fitch
                                        ------                -----------         ---------        --------        -----------------
                                        SFX Entertainment         200,644         100.0%           09/30/20           BBB-/Baa3/NR
                                        McDonald's                 27,041         NAP(3)           09/30/20            A+/Aa3/A+




---------------------------
1.      As of December 9, 2002.
2. Credit ratings are by S&P, Moody's and Fitch, respectively, and may reflect the rating of the parent if tenant company is not rated.
3. McDonald's subleases its space from SFX Entertainment which leases the entire building.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                        24              [LOGO OMITTED]UBS WARBURG

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS
CANDLER TOWER

Appraised Value(1):                     $148,000,000

LTV(2):                                 57.3%

U/W DSCR(3):                            2.17x

Reserves:                               Springing monthly tax, insurance and
                                        replacement reserves.

Lockbox:                                Springing

Prepayment:                             Defeasance beginning two years after
                                        securitization. Prepayment without
                                        penalty allowed starting three months
                                        prior to Maturity Date.





---------------------------
1.      Based on appraisal dated as of November 1, 2002.
2.      As of Cut-Off Date.
3. Based on underwritten net cash flow of $12,533,036 and actual debt constant of 6.797%.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                        25              [LOGO OMITTED]UBS WARBURG

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS
BRANDYWINE TOWN CENTER

Cut-Off Date Balance:                   $30,000,0000

Interest Rate:                          4.690%

Maturity Date:                          2/11/08

Term to Maturity:                       5 years

Amortization:                           Interest Only

Sponsor:                                Acadia Realty Limited Partnership

Property:                               444,618 square-foot power shopping
                                        center

Location:                               Wilmington, Delaware

Year Built:                             1997

Tenants (1):                            Approximately 68.7% of the base rent is
                                        derived from investment grade rated
                                        tenants.

                                                                                Approximate % of     Lease End          Ratings
                                        Tenant                  Square Feet         Base Rent           Date     (S&P/Moody's/Fitch)
                                        ------                  -----------         ---------           ----     -------------------
                                        Lowe's Home Centers          140,000           36.0%        08/31/2018           A/A3/A
                                        Regal Cinemas                 65,641           16.9%        06/30/2017         BB-/Ba3/NR
                                        Target                       138,000           16.4%        01/31/2018           A+/A2/A
                                        Bed, Bath & Beyond            50,977           16.3%        01/31/2014         BBB-/NR/NR
                                        Dick's Sporting Goods         50,000           14.4%        04/30/2013             NR


---------------------------
1. Credit ratings are by S&P, Moody's and Fitch, respectively, and may reflect the rating of the parent if tenant company is not rated
--------------------------------------------------------------------------------
LEHMAN BROTHERS                        26              [LOGO OMITTED]UBS WARBURG

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS
BRANDYWINE TOWN CENTER

Overall  Occupancy(1) :                 100.0%

Appraised Value(2):                     $49,000,000

LTV(3):                                 61.2%

U/W DSCR(4):                            3.01x

Reserves:                               On-going for taxes, insurance, TI/LC's
                                        and replacement reserves

Lockbox:                                Hard

Prepayment:                             Defeasance beginning four years after
                                        origination. Prepayment without penalty
                                        allowed starting three months prior to
                                        Maturity Date.


---------------------------
1.      As of February 3, 2003.
2.      Based on appraisal dated as of November 30, 2002.
3.      As of the Cut-Off Date.
4. Based on underwritten net cash flow of $4,233,836 and interest rate based on 30/360 day basis.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                        27              [LOGO OMITTED]UBS WARBURG

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS
OTHER SIGNIFICANT MORTGAGE LOAN CHARACTERISTICS

==================================================================================================================================
                                                  OTHER SIGNIFICANT MORTGAGE LOANS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 % OF INITIAL
               NAME                                          PROPERTY TYPE       CUT-OFF DATE    MORTGAGE POOL       U/W     LTV(2)
                                                                                    BALANCE          BALANCE       DSCR(1)
-----------------------------------------------------------------------------------------------------------------------------------
Riverside Square                                             Regional Mall        $65,000,000          4.8%          1.38x    74.3%
-----------------------------------------------------------------------------------------------------------------------------------
Franklin Avenue Plaza(3)                                        Office             59,421,491          4.3           1.28     78.6
-----------------------------------------------------------------------------------------------------------------------------------
Camden Bluffs Apartments                                      Multifamily          35,200,000          2.6           1.77     80.0
-----------------------------------------------------------------------------------------------------------------------------------
West Gude Office Building                                       Office             35,200,000          2.6           1.29     80.0
-----------------------------------------------------------------------------------------------------------------------------------
Cedar Hill I & III / 10320 Little Patuxent Parkway(4)           Office             33,550,000          2.5           1.26     78.2
===================================================================================================================================
TOTALS/WEIGHTED AVERAGE.:                                        ----            $228,371,491         16.7%          1.38X    77.7%
===================================================================================================================================



---------------------------
1. Calculated based on underwritten net cash flow and actual debt service constant.
2.      Calculated based on Cut-Off Date balance and related appraised value.
3.      Consists of three cross-collateralized and cross-defaulted loans:
        Franklin Avenue I ($48,436,006), Franklin Avenue II ($6,391,555) and Franklin Avenue III ($4,593,930).
4. The Cedar Hill I & III and 10320 Little Patuxent Parkway loans are cross-collateralized and cross-defaulted loans: Cedar Hill I & III ($18,000,000) and 10320 Little Patuxent Parkway ($15,550,000).
--------------------------------------------------------------------------------
LEHMAN BROTHERS                        28              [LOGO OMITTED]UBS WARBURG

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS
RIVERSIDE SQUARE

Cut-Off Date Balance:                   $65,000,000

Interest Rate:                          5.773%

Anticipated Repayment Date ("ARD"):     1/11/13

Maturity Date:                          1/11/33

Term to ARD:                            10 years

Amortization:                           30 years(1)

Sponsor:                                The Mills Corporation

Property:                               637,358(2) square foot three-level
                                        enclosed regional mall

Location:                               Hackensack, New Jersey

Year Built:                             1977,  renovated from 1994-1995

2002 In-Line Sales/ SF(3) :             $510

2002 In-Line Cost of Occupancy(4):      13.2%

Anchors(5):                             Bloomingdale's (293,346 square feet;
                                        credit rating of BBB+/Baa1/NR), Saks
                                        Fifth Avenue (107,000 square feet;
                                        credit rating of BBB-/Ba3/BB) and
                                        Pottery Barn (24,974 square feet; NR)

2001 Anchor Sales(6):                   Bloomingdale's $85.7 million; Saks Fifth
                                        Avenue $26.5 million



---------------------------
1.      Interest only for 23 months.
2.      Collateral square feet is 344,012 square feet.
3.      As of the trailing twelve months ending October 2002.
4. Estimated annual cost of occupancy as reported in third party appraisal as of December 1, 2002.
5. Credit ratings are by S&P, Moody's and Fitch, respectively, and may reflect the rating of the parent if individual department store company is not rated.
6.      Anchor sales for 2001 on aggregate sales basis as reported by the
        Borrower.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                        29              [LOGO OMITTED]UBS WARBURG

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS
RIVERSIDE SQUARE


Top Five In-Line Tenants:               Tenant                        Square Feet        Lease End Date
                                        ------                        -----------        --------------
                                        Limited/ Bath & Body               11,211             01/31/2005
                                        Gap/ Baby Gap/ Gap Kids            10,760             01/31/2009
                                        The Cheesecake Factory             10,471             01/31/2021
                                        Banana Republic                     8,806             01/31/2009
                                        Morton's Steakhouse                 8,074             01/31/2018

Overall  Occupancy(1):                  95.0%

Appraised Value(2):                     $87,500,000

LTV(3):                                 74.3%

U/W DSCR(4):                            1.38x

Reserves:                               Monthly taxes reserves; monthly
                                        insurance reserve if Sponsor no longer
                                        maintains blanket insurance policy.
                                        Guaranty from Sponsor for TI allowance
                                        and free rent obligations aggregating
                                        approximately $1.4 million

Lockbox:                                Hard

Prepayment:                             Defeasance beginning two years after
                                        securitization. Prepayment without
                                        penalty allowed starting three months
                                        prior to Maturity Date.

---------------------------
1.      As of October 1, 2002.
2.      Based on appraisal dated as of December 1, 2002.
3.      As of the Cut-Off Date.
4. Calculated based on underwritten net cash flow of $6,294,315 and actual debt constant of 7.020%.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                        30              [LOGO OMITTED]UBS WARBURG

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS
FRANKLIN AVENUE PLAZA(1)

Cut-Off Date Balance:                   $59,421,491(1)

Interest Rate:                          6.070%

Maturity Date:                          2/11/13

Term to Maturity:                       10 years

Amortization:                           30 years

Sponsor:                                Rubin Schron

Property:                               Four Class A office buildings (two
                                        five-story and two three-story)
                                        aggregating 508,525 square feet

Location:                               Garden City, New York

Year Built:                             1980

Occupancy(2):                           85.6%

Major Tenants(3):                       Approximately 46.1% of base rent is
                                        derived from investment grade rated
                                        tenants. In addition, the subject has a
                                        diverse tenancy with 80 different
                                        tenants.

                                                                        Square      Approx. % of    Lease End           Ratings
                                        Tenant                           Feet         Base Rent        Date        S&P/Moody's/Fitch
                                        ------                           ----         ---------        ----        -----------------
                                        Merrill Lynch                    55,340         13.2%       08/31/2007         A+/Aa3/AA-
                                        AllState Insurance Company       37,711          9.3%       10/31/2007          A+/A1/A+
                                        Morgan Stanley Dean Witter       24,027          5.7%       08/31/2009         A+/Aa3/AA-
                                        Healthcare Partners, IPA         25,768          5.0%       01/31/2012             NR

---------------------------
1.      Consists of three cross-collateralized and cross-defaulted loans:
        Franklin Avenue I ($48,436,006), Franklin Avenue II ($6,391,555) and Franklin Avenue III ($4,593,930).
2.      As of January 1, 2003 based on a weighted average.
3. Credit ratings are by S&P, Moody's and Fitch, respectively, and may reflect the rating of the parent if tenant company is not rated.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                        31              [LOGO OMITTED]UBS WARBURG

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS
FRANKLIN AVENUE PLAZA

Appraised Value(1):                     $75,800,000

LTV(2):                                 78.6%

U/W DSCR(3):                            1.28x

Reserves:                               On-going for taxes, insurance, TI/LC's
                                        and replacement reserves. Upfront new
                                        tenant reserve of $1,000,000.

Lockbox:                                Hard

Prepayment:                             Defeasance beginning two years after
                                        securitization. Prepayment without
                                        penalty allowed starting three months
                                        prior to Maturity Date.





---------------------------
1.      Based on appraisal dated as of January 8, 2003.
2.      As of the Cut-Off Date.
3. Calculated based on underwritten net cash flow of $5,505,950 and actual debt constant of 7.249%.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                        32              [LOGO OMITTED]UBS WARBURG

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

CAMDEN BLUFFS APARTMENTS

Cut-Off Date Balance:                   $35,200,000

Interest Rate:                          5.280%

Maturity Date:                          1/11/08

Term to Maturity:                       5 Years, 1 Month

Amortization:                           Interest Only

Sponsor:                                Michael Dana

Properties:                             450 Class A apartments within 60 two-
                                        and three-story buildings located on
                                        46.2 acres. Amenities include a
                                        one-story clubhouse and a one-story
                                        fitness center building.

Location:                               Reno, Nevada

Year Built:                             1997

Occupancy(1):                           95.1%






---------------------------
1.      As of December 19, 2002.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                        33              [LOGO OMITTED]UBS WARBURG

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS
CAMDEN BLUFFS APARTMENTS

Appraised Value(1):                     $44,000,000

LTV(2):                                 80.0%

U/W DSCR(3):                            1.77x

Reserves:                               On-going for taxes, insurance and
                                        replacement reserves.

Lockbox:                                Hard

Prepayment:                             Defeasance beginning two years after
                                        securitization. Prepayment without
                                        penalty allowed starting three months
                                        prior to Maturity Date.

Mezzanine Debt:                         $5.72 million from a wholly owned
                                        subsidiary of Camden Property Trust
                                        (rated BBB/Baa2/BBB)(4) which is
                                        co-terminus with the first mortgage and
                                        is subject to an intercreditor agreement which complies with rating agency guidelines.



---------------------------
1.      Based on appraisal dated as of November 5, 2002.
2.      As of the Cut-Off Date.
3. Calculated based on underwritten net cash flow of $3,327,808 and interest rate based on actual/360 day basis.
4.      Credit ratings are by S&P, Moody's and Fitch, respectively.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                        34              [LOGO OMITTED]UBS WARBURG

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS
WEST GUDE OFFICE BUILDING

Cut-Off Date Balance:                   $35,200,000

Interest Rate:                          5.855%

Maturity Date:                          2/11/13

Term to Maturity:                       10 years

Amortization:                           27 years, 7 months(1)

Sponsor:                                Mark C. Matan

Property:                               Four Class B office buildings
                                        aggregating 291,799 square feet

Location:                               Rockville, Maryland

Year Built:                             1984, renovated 2002

Occupancy(2):                           86.9%

Major Tenants(3):

                                                                 Square     Approx. % of       Lease End              Ratings
             Tenant                                               Feet        Base Rent           Date           S&P/Moody's/Fitch
             ------                                               ----        ---------           ----           -----------------
             Amisys                                               70,763          27.4%          12/31/06               NR
             Prime Communications / Comcast                       72,431          23.2%          05/31/04(4)       BBB/Ba1/BBB
             ADP                                                  19,904           8.9%          05/31/04           AAA/Aaa/NR
             OAO Corporation (subsidiary of Lockheed Martin)      10,823           6.1%          01/31/09          BBB/Baa2/BBB

---------------------------
1.      Interest only for the first 18 months.
2.      As of January 1, 2003.
3. Credit ratings are by S&P, Moody's and Fitch, respectively, and may reflect the rating of the parent if tenant company is not rated.
4. 5,320 square feet of the Prime Communications/ Comcast lease rolls on December 31, 2007 and 67,111 square feet rolls on May 31, 2004.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                        35              [LOGO OMITTED]UBS WARBURG

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS
WEST GUDE OFFICE BUILDING

Appraised Value(1):                     $44,000,000

LTV(2):                                 80.0%

U/W DSCR(3):                            1.29x

Reserves:                               On-going for taxes, insurance, TI/LC's
                                        and replacement reserves. There is an
                                        upfront TI/LC reserve of $1.0 million
                                        and an upfront replacement reserve of
                                        $750,000.

Lockbox:                                Hard

Prepayment:                             Defeasance beginning four years after
                                        origination. Prepayment without penalty
                                        allowed starting one month prior to
                                        Maturity Date.


---------------------------
1.      Based on appraisal dated as of December 9, 2002.
2.      As of the Cut-Off Date.
3. Calculated based on underwritten net cash flow of $3,330,483 and actual debt constant of 7.316%.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                        36              [LOGO OMITTED]UBS WARBURG

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS
CEDAR HILL I & III AND 10320 LITTLE PATUXENT PARKWAY(1)

Cut-Off Date Balance:               $33,550,000(1)

Interest Rate:                      6.000%

Maturity Date:                      2/11/13

Term to Maturity:                   10 years

Amortization:                       27 years, 7 months(2)

Sponsor:                            Mark C. Matan

Property:                           Two Class A- office properties (Cedar Hill I
                                    & III) and one Class A office property
                                    (10320 Little Patuxent Parkway) totaling
                                    239,928 square feet

Location:                           Vienna, Virginia (Cedar Hill I & III) and
                                    Columbia, Maryland (10320 Little Patuxent
                                    Parkway)

Year Built:                         1987 (Cedar Hill I & III) and 1982,
                                    renovated in 1996 (10320 Little Patuxent
                                    Parkway)

Occupancy(3):                       93.3% combined





---------------------------
1. The Cedar Hill I & III and 10320 Little Patuxent Parkway loans are cross-collateralized and cross-defaulted loans: Cedar Hill I & III ($18,000,000) and 10320 Little Patuxent Parkway ($15,550,000).
2.      Interest only for the first 18 months.
3. Weighted average occupancy as of January 24, 2003 for Cedar Hill I & III and January 1, 2003 for 10320 Little Patuxent Parkway.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                        37              [LOGO OMITTED]UBS WARBURG

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

CEDAR HILL I & III AND 10320 LITTLE PATUXENT PARKWAY(1)

Major Tenants(1):                   Cedar Hill I & III: GSA-State Department
                                    (88,446 square feet, 89.3% of approximate base rent and credit rating of AAA/Aaa/AAA).

                                    10320 Little Patuxent Parkway: There is a diverse tenancy of 37 tenants with none representing more than 6.4% of the base rent. The following are the top five tenants.

                                    Tenant                              Square Feet    Lease End Date    Ratings (S&P/Moody's/Fitch)
                                    ------                              -----------    --------------    ---------------------------
                                    Merrill Lynch                         9,077            09/30/2006             A+/Aa3/AA-
                                    Ease Technologies, Inc.               8,414            04/30/2007                 NR
                                    Christopher Tsien, PC (law firm)      8,311            05/31/2006                 NR
                                    Chase Manhattan                       8,068            03/31/2007              A+/A1/A+
                                    Tiburon                               7,749            06/30/2006                 NR

Appraised Value(2):                 $42,900,000

 LTV(3):                            78.2%

 U/W DSCR(4):                       1.26x

 Reserves:                          On-going for taxes, insurance, TI/LC's and
                                    replacement reserves. There are also
                                    up-front TI/LC reserves of $1,150,000 for Cedar Hill I & III and $350,000 for 10320
                                    Little Patuxent Parkway.

 Lockbox:                           Hard

 Prepayment:                        Defeasance beginning four years after
                                    origination. Prepayment without penalty
                                    allowed one month prior to Maturity Date.


---------------------------
1. Credit ratings are by S&P, Moody's and Fitch, respectively, and may reflect the rating of the parent if tenant company is not rated.
2. Based on appraisal dated as of December 18, 2002 for Cedar Hill I & III and December 16, 2002 for 10320 Little Patuxent Parkway.
3.      As of the Cut-Off Date.
4. Calculated based on underwritten net cash flow of $3,152,886 and actual debt constant of 7.425%.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                        38              [LOGO OMITTED]UBS WARBURG

--------------------------------------------------------------------------------
                                                                  SUMMARY POINTS

SUMMARY POINTS
--------------------------------------------------------------------------------
                                                                  SUMMARY POINTS

o   Weighted average DSCR of 1.65x; weighted average Cut-Off Date LTV of 68.6%.

o The significant loans discussed in this presentation have a weighted average DSCR of 1.82x and a weighted average Cut-Off Date LTV of 64.0% and collectively represent 52.9% of the initial mortgage pool balance.

o   Strong sponsorship and repeat borrowers.

o Office, anchored retail, regional mall, industrial/warehouse, multifamily(1) and Investment Grade Loans comprise 91.7% of the initial mortgage pool balance.

o   Geographically diversified with properties located in 30 states.

o 98.9% of the loans have ongoing reserves for replacements, 98.9% for taxes and 94.2% of such loans have ongoing reserves for insurance.(2)

o   97.0% of the initial mortgage pool balance have cash management systems.

o Established relationship between Lehman Brothers and UBS Warburg - this transaction marks the 16th overall transaction between Lehman Brothers and UBS Warburg since early 2000.





---------------------------
1. Multifamily component includes mobile home park properties representing 2.2% of the aggregate pool.
2. As of the Cut-Off Date; excludes the Investment Grade Loans except for the Brandywine Town Center loan. In instances where there are no insurance escrows, certain creditworthy tenants are permitted to maintain insurance or self-insure.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                        39              [LOGO OMITTED]UBS WARBURG

--------------------------------------------------------------------------------
                                                              INVESTOR REPORTING

INVESTOR REPORTING
--------------------------------------------------------------------------------
                                                              INVESTOR REPORTING



Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders:


                NAME OF REPORT                               DESCRIPTION (INFORMATION PROVIDED)
               --------------------------------------------------------------------------------------------------------------
         1      Distribution Date Statements                   Principal and interest distributions, principal balances

         2      Mortgage Loan Status Report                    Portfolio stratifications

         3      Comparative Financial Status Report            Revenue, NOI, DSCR to the extent available

         4      Delinquent Loan Status Report                  Listing of delinquent Mortgage Loans

         5      Historical Loan Modification Report            Information on modified Mortgage Loans

         6      Historical Liquidation Report                  Net liquidation proceeds and realized losses

         7      REO Status Report                              NOI and value of REO

         8      Servicer Watch List                            Listing of loans in jeopardy of becoming specially serviced

         9      Loan Payoff Notification Report                Listing of loans that have given notice of intent to payoff



--------------------------------------------------------------------------------
LEHMAN BROTHERS                        40              [LOGO OMITTED]UBS WARBURG

--------------------------------------------------------------------------------
                                                                        TIMELINE

TIMELINE
--------------------------------------------------------------------------------
                                                                        TIMELINE



DATE                                    EVENT
--------------------------------------------------------------------------------
Week of March 3, 2003                   Structural & Collateral Term Sheets and
                                        Presale Reports Available/ Road Shows/
                                        Investor Calls
                                        Red Herrings Available
--------------------------------------------------------------------------------
Week of March 10, 2003                  Pricing
--------------------------------------------------------------------------------
Week of March 17, 2003                  Closing







--------------------------------------------------------------------------------
LEHMAN BROTHERS                        41              [LOGO OMITTED]UBS WARBURG